Exhibit 10.4

                         STANDARD FORM COMMERCIAL LEASE

1. PARTIES              Regency Plaza Associates, Providence, Rhode Island
                        02903, LESSOR, which expression shall include its successors and assigns where the context so admits, does hereby lease to LOG ON AMERICA, LESSEE, which expression shall include their successors, executors, administrators, and assigns where the context so admits.
                        The LESSEE hereby leases the following described premises.

2. PREMISES             That certain Suite #5 located on the lobby level of
                        Three Regency Plaza, Providence, Rhode Island, consisting of approximately 1,218 square feet and Suite
                        #12 located on the lower lobby of Three Regency Plaza, Providence, Rhode Island, consisting of approximately
                        733 square feet, (the "Premises"). Plans showing Suite 5 and Suite 12 are attached hereto as Exhibit I and
                        Exhibit II.

                        Together with the right to use in common, with others entitled thereto, the hallways and stairways, necessary for access to said Leased Premises, and lavatories nearest thereto. Such rights shall always be subject to reasonable rules and regulations, from time to time established by LESSOR and to the right of LESSOR to designate and change from time to time areas and facilities so to be used.

3. TERM The term of this Lease shall be for three (3) years commencing on June 1, 1996. This Lease shall terminate on May 31, 1999. At the commencement of this Lease, the Lease previously entered into between the LESSEE and the LESSOR dated July 26, 1994, will be terminated.

4. RENT The LESSEE shall pay to the LESSOR rent at the rate of Twenty One Thousand Six Hundred Dollars ($21,600.00) per year, payable in advance monthly installments of Eighteen Hundred Dollars ($1,800.00), for each of the first twelve (12) months of the Lease Term; Twenty Two Thousand Eight Hundred Dollars ($22,800.00) per year, payable in advance monthly installments of One Thousand Nine


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                        Hundred ($1,900.00) Dollars, for each of the second
                        twelve (12) months of the Lease Term; and Twenty Five Thousand Two Hundred ($25,200.00) per year, payable in advance monthly installments of Two Thousand One Hundred ($2,100.00) Dollars, for each of the last twelve (12) months of the Lease Term.

5. LATE FEE             Any payment which becomes due under this Lease and which
                        is not paid when due, shall be assessed a Late Fee. Such late fee shall be the greater of twenty-five dollars
                        ($25.00) or the amount of interest from the applicable due date until received by the LESSOR at the lesser of
                        (i) four percent (4%) per annum above the prime rate announced from time to time by Citizens Bank; or (ii) the highest lawful rate of interest permitted at the time in the State of Rhode Island. In addition, the LESSEE will be liable for any expenses (legal or otherwise) incurred by the LESSOR.

6. SECURITY DEPOSIT     Upon execution of this Lease, the LESSEE shall pay to
                        the LESSOR the amount of One Thousand Eight Hundred
                        Dollars ($1,800.00), which shall be held as security for the LESSEE's performance as herein provided. The security deposit shall be refunded to the LESSEE at the end of this LEASE subject to the LESSEE satisfactory compliance with the conditions hereof.

7. UTILITIES            LESSOR agrees to furnish reasonable heat, air
                        conditioning and power to the Premises and heat to the hallways, stairways and lavatories and to light passageways and stairways all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

8. USE OF PREMISES      The LESSEE shall only use the Premises for the purpose
                        of general office use.


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9. COMPLIANCE           The LESSEE acknowledges that no trade or occupations
   WITH LAWS            shall be conducted in the Premises or use made thereof
                        which will be unlawful, improper, noisy or offensive or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE      The LESSEE shall not permit any use of the Premises
                        which will make voidable any insurance on the property of which the Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New
                        England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE         The LESSEE agrees to maintain the Premises in the same
    OF PREMISES         condition as they are in all the commencement of the
                        term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted.

12. ALTERATIONS-        The LESSEE shall not make structural alterations or any
    ADDITIONS           other additions to the Premises, but may make
                        non-structural alterations provided the LESSOR consents
                        thereto in writing, which consent shall not be
                        unreasonably withheld or delayed. All such allowed
                        alterations shall be at LESSEE's expense and shall be in
                        quality at least equal to the present construction.
                        LESSEE shall not permit any mechanics' liens, or similar
                        liens, to remain upon the Premises for labor and
                        material furnished to LESSEE in connection with work of
                        any character performed at the direction of LESSEE and
                        shall cause any such lien to be released of record
                        forthwith without cost to LESSOR. Any additions or
                        improvements made by LESSEE shall become the property of
                        the LESSOR at the termination of occupancy as provided
                        herein.
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13. ASSIGNMENT-         The LESSEE shall not assign or sublet the whole or any
    SUBLEASING          part of the Leased Premises without LESSOR's prior
                        written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants conditions of the Lease.

14. SUBORDINATION       This Lease shall be subject and subordinate to any and
                        all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, any lien or liens on the property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. LESSEE hereby appoints LESSOR as LESSEE's attorney-in-fact to execute such subordination agreement upon default of LESSEE in complying with any such request.

15. LESSOR'S ACCESS     The LESSOR or agents of the LESSOR may enter the
                        Premises at all reasonable hours for the purpose of inspecting or making repairs to the same or for the purpose of showing the Premises to prospective or existing mortgages, purchasers or tenants. Landlord shall have the right to enter the Premises at any hour for the purpose of making emergency repairs. To effectuate the LESSOR's foregoing rights to access, LESSOR shall maintain a set of keys to the Premises.

16. INDEMNIFICATION-    The LESSEE shall save the LESSOR harmless from all loss,
    & LIABILITY         damage occasioned by the use or escape of water or by
                        the bursting of pipes, or by any nuisance made or
                        suffered on the Premises, unless such loss is caused by
                        the neglect of the LESSOR. See Section 22 "other
                        Provisions, Subsection A Common Areas".
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17. LESSEE'S            The LESSEE shall maintain with respect to the Premises
    LIABILITY           and the property of which the Premises are a part,
    INSURANCE           comprehensive public liability insurance in the amount
                        of $1,000,000 (One Million Dollars) with property damage insurance in limits of $500,000 (Five Hundred Thousand
                        Dollars) in responsible companies qualified to do business in the State of Rhode Island and in good standing therein insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance on or before the commencement of the Lease Term, and thereafter, within thirty (30) days prior to the expiration of such policies. Such policies will stipulate that they may not be cancelled without at least ten (10) days prior written notice to each insured named therein.

18. FIRE CASUALTY-      Should a substantial portion of the Premises, or of the
    EMINENT DOMAIN      property of which they are a part, be substantially
                        damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this Lease. When such fire, casualty or taking renders the Premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this Lease if:

                        (a) The LESSOR fails to give written notice within 30 days of its intention to restore Premise, or

                        (b) The LESSOR fails to restore the Premises to a condition substantially suitable for their intended use within one hundred-twenty (120) days of said fire or casualty.

                        The LESSOR reserves and the LESSEE grants the LESSOR all rights which the LESSEE may have for damages or injury to the Premises or for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property or equipment.
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19. DEFAULT AND         In the event that:
    BANKRUPTCY

                        (a) LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days; or

                        (b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or other obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof, or

                        (c) The LESSEE shall be declared bankrupt or insolvent according to the law or if any assignment shall be made of LESSEE'S property for the benefit of creditors,

                        then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Premises, to declare the term of this lease ended and remove the LESSEE'S effects without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the remainder of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney fees in instituting, prosecuting, or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of eighteen (18) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.
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20. NOTICE              Any notice from the LESSOR to the LESSEE relating to the
                        premises or to the occupancy thereof, shall be deemed duly served if left at the Premises addressed to the LESSEE or, if mailed to the Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR at the address first set forth above by registered or certified mail, return receipt request, postage prepaid.

21.  SURRENDER          The LESSEE shall at the expiration or other termination
                        of this lease remove all LESSEE'S goods and effects from
                        the Premises. LESSEE shall deliver to the LESSOR the
                        Premises and all keys, locks thereto, and other fixtures
                        concerned therewith and all alterations and additions
                        made to or upon the Premises, in the same condition as
                        they were at the commencement of the term, or as they
                        were put in during the term hereof, reasonable wear and
                        tear and damage by fire or other casualty only excepted.
                        In the event of the LESSEE'S failure to remove any of
                        the LESSEE'S failure to remove any of the LESSEE'S
                        property from the premises, LESSOR is hereby authorized,
                        without liability to LESSEE for loss and damage thereto,
                        and at the sole risk of LESSEE, to remove and store any
                        of the property at LESSEE'S expense, or to retain same
                        under LESSOR'S control or to sell at public or private
                        sale, without notice, any or all of the property not so
                        removed and to apply the net proceeds of such sale to
                        the payment of any sum due hereunder, or to destroy such
                        property.
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22. OTHER PROVISIONS    See Attached ("Other Provisions")

      IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 1st day of May, 1996.

                                    REGENCY  PLAZA ASSOCIATES:
                                    LESSOR

                                    /s/ Richard Lappin
                                    ----------------------------------
                                    By:  Richard Lappin
                                    Its: Regional Property Manager


                                    LOG ON AMERICA: LESSEE

                                    /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    By:  [ILLEGIBLE]
                                    Its: President
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                                OTHER PROVISIONS
                     OF THE STANDARD FORM COMMERCIAL LEASE
                                     DATED:

A.    Common Areas

      LESSOR may from time to time establish reasonable rules and regulations for and make reasonable changes in any of the common facilities. LESSOR may designate specific parking facilities for employee parking and LESSEE will enforce the same. THE LESSEE at no additional charge shall be entitled to the use of four parking space at a location designated by LESSOR to be used during regular business hours only. Visitors will be able to park in designated areas subject to availability.

      LESSOR shall not be liable for any inconvenience or interruption of business or other consequence resulting from the making of necessary repairs, replacements, improvements, alterations or additions or the doing of any other work by or at the direction of the LESSOR to or upon any of such common facilities which are for the benefit of the entire complex. LESSOR agrees in connection with any such work to use his best efforts to cause the LESSEE the least amount of interference with its business.

B.    LESSEE'S Covenants

      LESSEE covenants and agrees that during the term of the Lease:

            1. it will not conduct an auction, fire, bankruptcy, going out of business or similar sale, in the Premises without first obtaining the written approval of the LESSOR or his representative;

            2. it will cause all freight to be delivered or removed and garbage and refuse to be removed only from an area designated by the LESSOR;

            3. it will not burn any trash on or near the Premises or cause any offensive odors to be emitted from the Premises. LESSEE will store all rubbish on the inside of the Premises;

            4. it shall not permit or cause to be used on the Premises any device such as excessively bright lights--changing, flashing or flickering, or any similar devices, the effect of which shall be visible or audible from the exterior of the Premises;

            5. it agrees not to perform any acts or carry on any practices that may be a nuisance;

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            6.    it will not overload, damage or deface the Premise;

            7. it will conform to all uniform reasonable rules which LESSOR may make from time to time relative to the operation and use of the total complex;

            8. it will at all times fully and promptly comply with all conditions, requirements, laws, ordinances, orders and regulations of any lawful authority having jurisdiction of the Premises, including, but not limited to, such as relate to the cleanliness, safety, occupation and use of the said Premises and the nature, character and manner of operation of the business conducted in or at the Premises--including the obtaining of any permits required for the conduct of its business;

            9. it will comply with insurance inspection and rating bureaus -- including any conditions or requirements established by the insurance companies.

C.    Waiver

      Failure of either party to complain of any act of omission on the part of the other, no matter how long the same may continue, shall not be deemed to be a waiver by either party at any time, express or implied, of any other provision.

D.    Holding Over

      If LESSEE, or anyone claiming under it, shall remain in possession of the Premises after the expiration of the term of this lease without agreement in writing between LESSOR AND LESSEE, such tenancy shall be a tenancy at sufferance from month-to-month only, upon all the terms and conditions of this Lease which are not inconsistent with such tenancy, and the rent shall be an amount established by the LESSOR.

E.    Applicable Law

      This lease shall be governed by, and construed in accordance with the laws of Rhode Island. If any provision of this lease or the application thereof to any person or circumstances shall, to any extent, is invalid or unenforceable, the remainder of this Lease shall be valid and enforceable to the fullest extent permitted by law.
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F.    Personal Property

      In no event shall LESSOR be liable for the personal property of the LESSEE, all of which shall be at LESSEE's sole risk.

G.    Entire Agreement

      This Lease sets forth the entire agreement between the parties hereto and cannot be modified or amended except in writing duly executed by the LESSOR and LESSEE.

H.    Partial Invalidity

      The invalidity of one or more phrases, sentences, clauses or articles contained in this lease shall not affect the remaining portions of this Lease or any part thereof, and in the event that anyone or more of the phrases, sentences, clauses or articles contained in this Lease should be declared invalid by the final order, decree or judgement of a court of competent jurisdiction, this Lease shall be construed as if such invalid phrases, sentences, clauses or Articles had not been inserted in this Lease.

I.    Signs

      LESSEE will not without first obtaining LESSOR's written approval thereof place or suffer to be placed or maintained on the exterior of the leased property any sign, advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window, wall or floor of the leased property; and LESSEE further agrees to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times.
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K.    Conference Facility

      LESSEE shall have the right to use, based upon availability, the conference facility in the main Regency building on a prior reserved basis at a fee to be determined. LESSEE shall be responsible for leaving the space in the condition they found it in.


/s/ Richard Lappin
---------------------------
Lessor

/s/ David Paolo
---------------------------
Lessee

DATE: 5/1/96